Douglas Scully Vice President, Corporate Counsel
One Corporate Drive Shelton, CT 06484-6208 Tel 203 925-6960 douglas.scully@prudential.com

March 10, 2020

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:    Pruco Life Flexible Premium Variable Annuity Account
File No. 811-07325

Members of the Commission:

On behalf of Pruco Life Insurance Company and Pruco Life Flexible Premium Variable Annuity Account, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the annual reports for the following underlying funds for the period ended December 31, 2019, have been submitted to contract owners.

Fund Company	1940 Act Registration No.
Advanced Series Trust	811-05186
ProFunds	811-08239
The Prudential Series Fund	811-03623
T. Rowe Price International Series, Inc.	811-07145
T. Rowe Price Equity Series, Inc.	811-07143
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
Janus Aspen Series	811-07736
MFS Variable Insurance Trust	811-08326
American Century Variable Portfolios, Inc.	811-05188
Franklin Templeton Variable Insurance Products Trust	811-05583
Davis Variable Account Fund, Inc.	811-09293
AB Variable Products Series Fund, Inc.	811-05398
Nationwide Variable Insurance Trust	811-03213
Wells Fargo Variable Trust	811-09255
BlackRock Variable Series Funds, Inc .	811-03290
JPMorgan Insurance Trust	811-07874

Some of the funds included in each Fund Company’s annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.

Please call me at (203) 925-6960 if you have any questions.

Very truly yours,

/s/Douglas Scully
Douglas Scully